SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        April 8, 2004
--------------------------------------------------  -----------------------


                              PEOPLES BANCORP INC.
     -----------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


                                     0-16772
                    ----------------------------------------
                             Commission File Number


                  Ohio                                   31-0987416
----------------------------------------------    -----------------------
(State or other jurisdiction of incorporation)    (I.R.S. Employer
                                                   Identification Number)


                138 Putnam Street
                  P.O. Box 738,
                  Marietta, Ohio                              45750
---------------------------------------------------    ---------------------
     (Address of principal executive office)                (Zip Code)


Registrant's telephone number, including area code:   (740) 373-3155
                                                      ---------------


                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                           Index to Exhibits on Page 3


Item 5.  Other Events
         Peoples Bank, a subsidiary of Peoples Bancorp Inc. (Nasdaq: PEBO), announced today the signing of a definitive agreement by its insurance subsidiary, Peoples Insurance Agency, Inc., to acquire Putnam Agency, Inc. The release is included herewith as Exhibit 99.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits


    EXHIBIT NUMBER                       DESCRIPTION
-----------------------   -----------------------------------------

          99                  News Release issued April 8, 2004




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  April 8, 2004                PEOPLES BANCORP INC.
                                    ------------------------------------------
                                    Registrant



                           By: /s/  ROBERT E. EVANS
                                    ------------------------------------------
                                    Robert E. Evans
                                    President and Chief Executive Officer



                                INDEX TO EXHIBITS


    EXHIBIT NUMBER                       DESCRIPTION
-----------------------   -----------------------------------------
          99                  News Release issued April 8, 2004